Exhibit 99.1

BROCADE CONTACTS
Public Relations John Noh Tel: 408-333-5108 jnoh@brocade.com	Investor Relations Robert Eggers Tel: 408-333-8797 reggers@brocade.com

Brocade Reports Fiscal Q3 Results

Strong Performance in Storage Area Networking Led the Way to Year-over-Year Growth in Revenue

SAN JOSE, Calif., August 18, 2010 — Brocade® (NASDAQ: BRCD) today reported financial results for its third fiscal quarter ended July 31, 2010. Brocade recorded quarterly revenues of $504 million for an increase of two percent year-over-year, resulting in a diluted earnings per share (EPS) of $0.05 on a GAAP basis and $0.13 on a non-GAAP basis.

“Q3 was another solid quarter for Brocade in which we achieved better-than-expected results from our storage area networking business and continued to make progress in our Ethernet go-to-market initiatives,” said Michael Klayko, CEO of Brocade.

Klayko continued: “As we look to Q4, we expect a strong finish to our fiscal 2010. Despite operating in a challenging global economy with variable IT spending patterns, we are confident that our sales and marketing strategies as well as our product portfolio are aligned well with customer imperatives.”

In addition to this press release, Brocade management has posted prepared comments and slides on its Fiscal Q3 results and outlook at www.BRCD.com. Brocade will host a live webcast conference call to answer questions from investors and analysts today at 2:30 p.m. Pacific time. Questions may also be submitted in advance to ir@brocade.com.

Other Q3 product, customer and partner announcements are available at http://newsroom.brocade.com/.

Financial Highlights and Additional Financial Information

•	Q3 revenue was $504 million, increasing approximately 1% sequentially and 2% year-over-year.

•	Q3 GAAP EPS (diluted) was $0.05, sequentially level, and increasing from a loss in Q3 2009.

•	Q3 non-GAAP EPS (diluted) was $0.13, sequentially level, and increasing 8% year-over-year.

•	Q3 non-GAAP operating margin was 17.3% versus 20.5% in Q2 2010 and 20.3% in Q3 2009.

•	Q3 effective GAAP tax rate was (220)%; non-GAAP effective tax rate was 0.2%.

•	Q3 Adj. EBITDA was $102 million, down from $116 million in Q2 2010 and $119 million in Q3 2009.

•	Q3 total Storage Area Networking (SAN) port shipments were approximately 1.0 million.

	Q3 2010	Q2 2010	Q3 2009
Revenue	$504M	$501M	$493M
GAAP net income (loss) (1)	$22M	$22M	$(23)M
Non-GAAP net income	$64M	$63M	$55M
GAAP EPS – diluted (1)	$0.05	$0.05	$(0.06)
Non-GAAP EPS – diluted	$0.13	$0.13	$0.12
Non-GAAP gross margin	54.1%	56.7%	58.2%
Non-GAAP operating margin	17.3%	20.5%	20.3%
Adjusted EBITDA (2)	$102M	$116M	$119M
Cash provided by operations	$55M	$68M	$17M

Please see important note of explanation on Non-GAAP measures below, including a detailed reconciliation between GAAP and Non-GAAP information in the tables included herein.

Brocade

130 Holger Way, San Jose, CA. 95134

T. 408.333.8000   F. 408.333.8101

www.brocade.com

	Q3 2010	Q2 2010	Q3 2009
As a % of total revenues
OEM revenues	64%	63%	63%
Channel/Direct revenues	36%	37%	37%
10% or greater customer revenues	44%	44%	46%
Domestic revenues	64%	65%	64%
International revenues	36%	35%	36%
Data Storage Revenues	58%	56%	58%
Ethernet Products Revenues	24%	26%	24%
Federal % of Ethernet Revenues (3)	25%	28%	21%
Stackable % of Ethernet Revenues (3)	35%	36%	26%
Chassis % of Ethernet Revenues (3)	65%	64%	74%
Enterprise % of Ethernet Revenues (3)	84%	78%	83%
Service Providers % of Ethernet Revenues (3)	16%	22%	17%
Global Services Revenue	18%	18%	18%

	Q3 2010	Q2 2010	Q3 2009
Cash, cash equivalents and investments	$295.7M	$290.4M	$249.9M
Deferred revenues	$247.9M	$246.7M	$230.1M
Capital expenditures – non-campus related	$23.1M	$19.7M	$20.0M
Capital expenditures – campus related	$23.5M	$42.4M	$24.8M
Total debt, net of discount (1)	$957M	$981M	$1,134M
Days sales outstanding	54 days	54 days	56 days
Employees at end of period	4,520	4,245	3,866

1)	Retrospectively adjusted as a result of applying new standard that changed the accounting for convertible debt instruments.
2)	Adjusted EBITDA is as defined in the Term Debt Credit Agreement.
3)	Ethernet revenues include product and support revenues.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. In evaluating Brocade’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.

Management believes that non-GAAP financial measures used in this press release allow management to gain a better understanding of Brocade’s comparative operating performance both from period to period, and to its competitors’ operating results. Management also believes these non-GAAP financial measures help indicate Brocade’s baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations performance and the allocation of resources. Management believes these non-GAAP financial measures, when read in conjunction with Brocade’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Brocade’s ongoing operating results;

•	the ability to make more meaningful comparisons of Brocade’s operating performance against industry and competitor companies;

•	the ability to better identify trends in Brocade’s underlying business and to perform related trend analysis;

•	a better understanding of how management plans and measures Brocade’s underlying business; and

•	an easier way to compare Brocade’s most recent results of operations against investor and analyst financial models.

Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events or arise outside the ordinary course of Brocade’s continuing operations. Management believes that it is appropriate to evaluate Brocade’s operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include: (i) provision for certain pre-acquisition litigation, (ii) legal fees associated with certain pre-acquisition litigation, (iii) legal fees associated with indemnification obligations to former directors and officers and other related costs, net, (iv) acquisition and integration costs (in connection with the Foundry acquisition), (v) restructuring costs and facilities leases losses (vi) in-process research and development charges (in connection with the Foundry acquisition), (vii) goodwill and acquisition related intangibles impairment, (viii) loss on sale of property, (ix) acquisition-related financing charges, and (x) interest expense related to adoption of new standard relating to convertible debt instruments.

Management also excludes the following non-cash charges in determining non-GAAP net income (i) stock-based compensation expense and (ii) amortization of purchased intangible assets. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for Brocade’s newly acquired and long-held businesses.

Finally, management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

Limitations These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that impact the Company. Management compensates for these limitations by also considering Brocade’s GAAP results. The non-GAAP financial measures that Brocade uses are not prepared in accordance with, and should not be considered an alternative to measurements required by GAAP, such as operating income, net income (loss) and net income (loss) per share, and should not be considered measurements of Brocade’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measurements reported by other companies.

Cautionary Statement

This press release contains statements that are forward-looking in nature, including statements regarding Brocade’s expected financial performance, including sales and marketing strategies and product positioning. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, the effect of changes in IT spending levels in one or more of our target markets, market competition and changes in the industry, Brocade’s ability to successfully introduce new products and services on a timely basis, capitalize on new Brocade sales and marketing initiatives, including expanded go-to-market activities, and Brocade’s ability to manage its business effectively in a rapidly evolving market. Certain of these and other risks are set forth in more detail in “Item 1A. Risk Factors” in Brocade’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 1, 2010. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.

About Brocade

Brocade® (NASDAQ GS: BRCD) develops extraordinary networking solutions that enable today’s complex, data-intensive businesses to optimize information connectivity and maximize the business value of their data. For more information, visit www.brocade.com.

# # #

Brocade, the B-wing symbol, BigIron, DCX, Fabric OS, FastIron, IronPoint, IronShield, IronView, IronWare, JetCore, NetIron, SecureIron, ServerIron, StorageX and TurboIron are registered trademarks, and DCFM, Extraordinary Networks and SAN Health are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. All other brands, products or service names are or may be trademarks or service marks of, and are used to identify, products or services of their respective owners.

© 2010 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	July 31, 2010	Aug 1, 2009 (1)	July 31, 2010	Aug 1, 2009 (1)
Net revenues
Product	$414,702	$402,483	$1,273,672	$1,183,117
Service	88,811	90,797	270,316	248,054

Total net revenues	503,513	493,280	1,543,988	1,431,171
Cost of revenues
Product	204,844	185,347	585,804	535,912
Service	47,668	47,488	146,456	132,606

Total cost of revenues	252,512	232,835	732,260	668,518

Gross margin	251,001	260,445	811,728	762,653
Operating expenses:
Research and development	85,884	94,718	265,317	259,464
Sales and marketing	101,112	103,640	291,289	281,703
General and administrative	17,540	23,070	49,719	62,753
Legal fees associated with indemnification obligations and other related costs	(74)	(561)	504	38,553
Amortization of intangible assets	16,190	17,052	49,433	51,666
Acquisition and integration costs	—	1,450	204	4,794
Restructuring costs and facilities lease loss benefit, net	—	—	—	2,329
In-process research and development	—	—	—	26,900
Goodwill and acquisition related intangible assets impairment	—	—	—	53,306

Total operating expenses	220,652	239,369	656,466	781,468

Income (loss) from operations	30,349	21,076	155,262	(18,815)
Interest income and other loss, net	(1,399)	809	(2,231)	(2,912)
Interest expense	(22,061)	(24,875)	(63,656)	(76,528)
Loss on sale of investments and property, net	(24)	(52)	(8,599)	(576)

Income (loss) before provision for (benefit from) income taxes	6,865	(3,042)	80,776	(98,831)
Income tax provision (benefit)	(15,096)	20,452	(14,660)	14,655

Net income (loss)	$21,961	$(23,494)	$95,436	$(113,486)

Net income (loss) per share – basic	$0.05	$(0.06)	$0.22	$(0.29)

Net income (loss) per share – diluted	$0.05	$(0.06)	$0.20	$(0.29)

Shares used in per share calculation – basic	449,489	406,916	443,795	390,087

Shares used in per share calculation – diluted	481,863	406,916	481,764	390,087

(1)	As adjusted due to changes to the accounting for convertible debt instruments.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	July 31, 2010	October 31, 2009 (1)
Assets
Current assets:
Cash and cash equivalents	$292,537	$334,193
Short-term investments	3,155	4,678
Restricted cash	—	12,502

Total cash, cash equivalents and short-term investments and restricted cash	295,692	351,373
Accounts receivable, net	296,530	297,819
Inventories	87,524	72,152
Deferred tax assets	77,904	84,629
Prepaid expenses and other current assets	57,615	79,302

Total current assets	815,265	885,275
Property and equipment, net	516,650	442,408
Goodwill	1,653,445	1,659,934
Intangible assets, net	374,657	470,872
Non-current deferred tax assets	191,781	184,713
Other assets	48,850	28,218

Total assets	$3,600,648	$3,671,420

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$146,001	$181,249
Accrued employee compensation	79,380	160,832
Deferred revenue	185,536	174,870
Current liabilities associated with facilities lease losses	7,366	10,769
Current portion of capital lease obligations	1,683	—
Revolving credit facility	—	14,050
Current portion of term loan	26,312	38,822
Convertible subordinated debt	—	169,332
Other accrued liabilities	96,170	105,263

Total current liabilities	542,448	855,187
Non-current capital lease obligations, net of current portion	6,950	—
Term loan, net of current portion	327,239	860,114
Senior Secured Notes	595,270	—
Non-current liabilities associated with facilities lease losses	4,495	10,150
Non-current deferred revenue	62,412	60,575
Non-current income tax liability	59,812	92,276
Other non-current liabilities	8,154	15,114

Total liabilities	1,606,780	1,893,416

Stockholders’ equity
Common stock	452	434
Additional paid-in capital	2,028,908	1,901,238
Accumulated other comprehensive loss	(13,180)	(5,920)
Accumulated deficit	(22,312)	(117,748)

Total stockholders’ equity	1,993,868	1,778,004

Total liabilities and stockholders’ equity	$3,600,648	$3,671,420

(1)	As adjusted due to changes to the accounting for convertible debt instruments.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Three Months Ended July 31, 2010 and Aug 1, 2009

(in thousands)

(unaudited)

	Three Months Ended
	July 31, 2010	Aug 1, 2009 (1)
Cash flows from operating activities:
Net income (loss)	$21,961	$(23,494)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Change in excess tax benefits or detriments from share-based compensation	(5,255)	—
Depreciation and amortization	50,493	50,956
Loss on disposal of property and equipment	379	218
Amortization of debt issuance costs and original issue discount	4,635	7,186
Net (gains) losses on investments and marketable equity securities	(7)	52
Provision for doubtful accounts receivable and sales allowances	2,840	4,184
Non-cash compensation expense	24,682	43,313
Capitalization of interest cost	(720)	(2,311)
Changes in assets and liabilities:
Accounts receivable	(1,831)	(51,734)
Inventories	(10,705)	10,092
Prepaid expenses and other assets	6,071	(13,848)
Accounts payable	38,522	6,770
Accrued employee compensation	(49,490)	(15,792)
Deferred revenue	1,229	(14,370)
Other accrued liabilities	(24,188)	17,775
Liabilities associated with facilities lease losses	(3,356)	(2,366)

Net cash provided by operating activities	55,260	16,631

Cash flows from investing activities:
Purchases of property and equipment	(46,582)	(44,826)
Purchases of short-term investments	(17)	(61)
Proceeds from maturities and sale of short-term investments	—	8,466

Net cash used in investing activities	(46,599)	(36,421)

Cash flows from financing activities:
Payment of fees related to Senior Secured Notes	(664)	—
Payment of principal related to the term loan	(30,564)	(33,141)
Payment of capital lease related to principal	(494)	—
Change in excess tax benefits or detriments from share-based compensation	5,255	—
Proceeds from issuance of common stock, net	30,064	73,094
Common stock repurchases	(5,000)	—

Net cash provided by (used in) financing activities	(1,403)	39,953

Effect of exchange rate fluctuations on cash and cash equivalents	(1,954)	1,390

Net increase in cash and cash equivalents	5,304	21,553
Cash and cash equivalents, beginning of period	287,233	222,626

Cash and cash equivalents, end of period	$292,537	$244,179

(1)	As adjusted due to changes to the accounting for convertible debt instruments.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Nine Months Ended July 31, 2010 and Aug 1, 2009

(in thousands)

(unaudited)

	Nine Months Ended
	July 31,	Aug 1,
	2010	2009 (1)
Cash flows from operating activities:
Net income (loss)	$95,436	$(113,486)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Change in excess tax benefits or detriments from share-based compensation	(5,318)	986
Depreciation and amortization	148,106	145,087
Loss on disposal of property and equipment	9,838	1,369
Amortization of debt issuance costs and original issue discount	16,419	17,784
Net (gains) losses on investments and marketable equity securities	(224)	570
Provision for doubtful accounts receivable and sales allowances	8,706	9,533
Non-cash compensation expense	76,351	101,505
Capitalization of interest cost	(7,755)	(6,356)
Asset impairment charge	—	53,306
In-process research and development	—	26,900
Non-cash facilities lease loss benefit	—	(339)
Changes in assets and liabilities, net of acquired assets and assumed liabilities:
Restricted cash	12,502	—
Accounts receivable	(7,419)	(75,786)
Inventories	(15,373)	43,898
Prepaid expenses and other assets	16,629	4,304
Deferred tax assets	—	651
Accounts payable	(30,122)	(41,867)
Accrued employee compensation	(97,970)	(56,110)
Deferred revenue	12,503	21,078
Other accrued liabilities	(31,387)	(5,426)
Liabilities associated with facilities lease losses	(8,832)	(7,391)
Liability associated with class action lawsuit	—	(160,000)

Net cash provided by (used in) operating activities	192,090	(39,790)

Cash flows from investing activities:
Purchases of property and equipment	(155,970)	(118,278)
Purchases of short-term investments	(41)	(116)
Proceeds from maturities and sale of short-term investments	1,788	154,931
Proceeds from maturities and sale of long-term investments	—	30,173
Proceeds from sale of property	30,185	—
Decrease in restricted cash	—	1,075,079
Net cash paid in connection with acquisitions	—	(1,297,482)

Net cash used in investing activities	(124,038)	(155,693)

Cash flows from financing activities:
Payment of convertible subordinated debt	(172,500)	—
Payment of senior underwriting fees related to term loan	—	(30,525)
Payment of fees related to Senior Secured Notes	(3,665)	—
Payment related to the term loan	(552,808)	(108,141)
Change in excess tax benefits or detriments from share-based compensation	5,318	(986)
Payment of revolving credit facility	(14,050)	—
Payment of capital lease related to principal	(494)	—
Proceeds from issuance of common stock, net	69,883	110,280
Common stock repurchases	(25,004)	—
Proceeds from issuance of bonds	587,968	—
Proceeds from revolving credit facility	—	14,050

Net cash used in financing activities	(105,352)	(15,322)

Effect of exchange rate fluctuations on cash and cash equivalents	(4,356)	1,100

Net decrease in cash and cash equivalents	(41,656)	(209,705)
Cash and cash equivalents, beginning of period	334,193	453,884

Cash and cash equivalents, end of period	$292,537	$244,179

Supplemental Schedule of non-cash investing activities:
Fair value of stock options and unvested awards assumed in exchange for acquired Foundry assets	$—	$254,312

(1)	As adjusted due to changes to the accounting for convertible debt instruments.

BROCADE COMMUNICATIONS SYSTEMS, INC.

RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	July 31, 2010	Aug 1, 2009 (1)
Net income (loss) on a GAAP basis	$21,961	$(23,494)
Adjustments:
Stock-based compensation expense included in cost of revenues	5,518	8,459
Amortization of intangible assets expense included in cost of revenues	14,466	17,950
Provision for certain pre-acquisition litigation	1,604	—
Legal fees associated with certain pre-acquisition litigation	13	—

Total gross margin adjustments	21,601	26,409

Legal fees associated with indemnification obligations and other related costs	(74)	(561)
Stock-based compensation expense included in research and development	6,392	12,444
Stock-based compensation expense included in sales and marketing	8,776	15,013
Stock-based compensation expense included in general and administrative	3,996	7,397
Amortization of intangible assets expense included in operating expenses	16,191	17,052
Acquisition and integration costs	—	1,450

Total operating expense adjustments	35,281	52,795

Total operating income adjustments	56,882	79,204
Interest expense related to adoption of new standards relating to convertible debt instruments	—	2,030
Income tax effect of adjustments	(15,217)	(2,364)

Non-GAAP net income	$63,626	$55,376

Non-GAAP net income per share – basic	$0.14	$0.14

Non-GAAP net income per share – diluted	$0.13	$0.12

Shares used in non-GAAP per share calculation – basic	449,489	406,916

Shares used in non-GAAP per share calculation – diluted	481,863	476,888

(1)	As adjusted due to changes to the accounting for convertible debt instruments.

See explanation of non-GAAP information included herein.

BROCADE COMMUNICATIONS SYSTEMS, INC.

RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Nine Months Ended
	July 31, 2010	Aug 1, 2009 (1)
Net income (loss) on a GAAP basis	$95,436	$(113,486)
Adjustments:
Stock-based compensation expense included in cost of revenues	16,377	18,593
Amortization of intangible assets expense included in cost of revenues	46,783	47,905
Provision for certain pre-acquisition litigation	1,604	—
Legal fees associated with certain pre-acquisition litigation	330	—

Total gross margin adjustments	65,094	66,498

Legal fees associated with indemnification obligations and other related costs	504	38,553
Stock-based compensation expense included in research and development	21,508	30,115
Stock-based compensation expense included in sales and marketing	27,809	35,886
Stock-based compensation expense included in general and administrative	10,657	16,911
Amortization of intangible assets expense included in operating expenses	49,433	51,666
Acquisition and integration costs	203	4,794
Restructuring costs and facilities lease losses	—	2,329
In-process research and development	—	26,900
Goodwill and acquisition related intangibles impairment	—	53,306

Total operating expense adjustments	110,114	260,460

Total operating income adjustments	175,208	326,958
Loss on sale of property	8,737	—
Acquisition-related financing charges	—	4,366
Interest expense related to adoption of new standards relating to convertible debt instruments	2,490	5,928
Income tax effect of adjustments	(61,501)	(57,709)

Non-GAAP net income	$220,370	$166,057

Non-GAAP net income per share – basic	$0.50	$0.43

Non-GAAP net income per share – diluted	$0.45	$0.38

Shares used in non-GAAP per share calculation – basic	443,795	390,087

Shares used in non-GAAP per share calculation – diluted	486,500	441,666

(1)	As adjusted due to changes to the accounting for convertible debt instruments.

See explanation of non-GAAP information included herein.